FOR IMMEDIATE RELEASE	New York, NY (October 24, 2017)

Interpublic Announces Third Quarter and First Nine Months 2017 Results

•	Third quarter reported revenue decrease of 1.0%, organic revenue increase of 0.5%, and organic revenue increase of 1.5% excluding the impact of lower pass-through revenue.

•	In the U.S., third quarter organic revenue increase was 1.3% and was 2.0% excluding the impact of lower pass-through revenue.

•	Third quarter operating income of $219.1 million and operating margin of 11.5%.

•	Third quarter diluted earnings per share of $0.37, and $0.31 as adjusted for below-the-line items, compared with $0.32 and $0.31 as adjusted a year ago.

•	First nine months reported revenue decrease of 0.7%, organic revenue increase of 1.1%, and organic revenue increase of 1.6% excluding the impact of lower pass-through revenue.

•	First nine months diluted earnings per share was $0.66 and $0.63 as adjusted for below-the-line items, compared with $0.71 and $0.66 as adjusted a year ago.

•	Company’s revised full-year 2017 operating targets are operating margin expansion of 40 basis points and organic revenue growth of 1-2%.

Summary

Revenue

•
Third quarter 2017 revenue decreased 1.0% to $1.90 billion, compared to $1.92 billion in the third quarter of 2016, with an organic revenue increase of 0.5% compared to the prior-year period. This was comprised of an organic increase of 1.3% in the U.S. and a decrease of 0.7% internationally. Excluding the impact of lower pass-through revenues, the organic revenue increase would have been 2.0% in the U.S. and 0.7% internationally.

•
First nine months 2017 revenue decreased 0.7% to $5.54 billion, compared to $5.58 billion in the first nine months of 2016, with an organic revenue increase of 1.1% compared to the prior-year period. This was comprised of an organic increase of 1.6% in the U.S. and 0.4% internationally. Excluding the impact of lower pass-through revenues, the organic revenue increase would have been 1.9% in the U.S. and 1.2% internationally.

•	Pass-through revenues are offset dollar-for-dollar in operating expenses. As a result, changes in pass-through revenues do not change operating profit.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Operating Results

•	Operating income in the third quarter of 2017 was $219.1 million, compared to $208.0 million in 2016. Operating margin was 11.5% for the third quarter of 2017, compared to 10.8% in 2016.

•	For the first nine months of 2017, operating income of $455.3 million and operating margin of 8.2% remained constant compared to the same period in 2016.

Net Results

•	Income tax provision in the third quarter of 2017 was $42.5 million on income before income taxes of $192.3 million.

•
Third quarter 2017 net income available to IPG common stockholders was $146.2 million, resulting in earnings of $0.38 per basic share and $0.37 per diluted share, and $0.31 per adjusted diluted share. This compares to net income available to IPG common stockholders a year ago of $128.6 million, resulting in earnings of $0.32 per basic share and diluted share, and $0.31 per adjusted diluted share.

•	Income tax provision in the first nine months of 2017 was $115.8 million on income before income taxes of $377.2 million.

•
First nine months 2017 net income available to IPG common stockholders was $262.4 million, resulting in earnings of $0.67 per basic share and $0.66 per diluted share, and $0.63 per adjusted diluted share. This compares to net income available to IPG common stockholders a year ago of $290.9 million, resulting in earnings of $0.73 per basic share and $0.71 per diluted share, and $0.66 per adjusted diluted share.

•
For the three and nine months ended September 30, 2017, net income available to IPG common stockholders included $31.2 million related to foreign tax credits from distributions of unremitted earnings and pre-tax net losses of $8.7 million and $20.9 million, respectively, on sales of businesses in "Other (expense) income, net". Excluding these items, our diluted earnings per share for the three and nine months ended September 30, 2017 would have been $0.31 and $0.63, respectively. Adjusted diluted earnings per share was $0.31 and $0.66 in the respective prior-year periods. Refer to reconciliations in the back for more detail.

"Results in the quarter reflect strong operating margin expansion, although organic revenue was negatively impacted by broader trends that are being felt throughout much of the industry. Our agencies and our talent across the portfolio remain among the best in their respective disciplines, which gives us confidence in the long-term competitiveness of our offerings, and our client-centric service model," said Michael I. Roth, Interpublic's Chairman and CEO. "Domestic performance in the quarter also demonstrates that the business is fundamentally sound in our largest geographic market. That said, client caution and the macro environment require that we adjust our outlook for this year, to margin expansion of 40 basis points, with one to two percent organic revenue growth. Combined with the strength of our balance sheet and our proven commitment to capital returns, delivering on these targets will allow us to enhance shareholder value," concluded Michael Roth.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Operating Results

Revenue
Revenue of $1.90 billion in the third quarter of 2017 decreased 1.0% compared with the same period in 2016. During the quarter, the effect of foreign currency translation was positive 0.4%, the impact of net divestitures was negative 1.9%, and the resulting organic revenue increase was 0.5%. Excluding the decrease in organic pass-through revenue in the third quarter of 2017, the organic revenue increase would have been 1.5%.

Revenue of $5.54 billion in the first nine months of 2017 decreased 0.7% compared with the same period in 2016. During the first nine months of 2017, the effect of foreign currency translation was negative 0.5%, the impact of net divestitures was negative 1.3%, and the resulting organic revenue increase was 1.1%. Excluding the decrease in organic pass-through revenue in the first nine months of 2017, the organic revenue increase would have been 1.6%.

Operating Expenses
During the third quarter of 2017, total operating expenses decreased 1.8% compared with revenue decrease of 1.0% from a year ago. For the first nine months of 2017, total operating expenses decreased 0.8% compared with a decrease in revenue of 0.7% from a year ago.

During the third quarter of 2017, salaries and related expenses remained constant at $1.23 billion, compared to the same period in 2016. During the first nine months of 2017, salaries and related expenses were $3.74 billion, an increase of 0.4% compared to the same period in 2016.

Staff cost ratio, which is total salaries and related expenses as a percentage of total revenue, was 64.5% in the third quarter of 2017 compared to 63.9% a year ago, and was 67.5% in the first nine months of 2017 compared to 66.8% in the same period in 2016.

During the third quarter of 2017, office and general expenses were $455.9 million, a decrease of 6.2% compared to the same period in 2016. During the first nine months of 2017, office and general expenses were $1.34 billion, a decrease of 4.0% compared to the same period in 2016.

Office and general expenses decreased to 24.0% of total revenue in the third quarter of 2017 compared to 25.3% a year ago, and also decreased to 24.3% in the first nine months of 2017 compared to 25.1% a year ago.

Non-Operating Results and Tax
Other expense of $9.9 million in the third quarter of 2017 and $24.5 million in the first nine months of 2017 is primarily related to net losses on sales of businesses and the classification of certain assets and liabilities as held for sale.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

The income tax provision in the third quarter of 2017 was $42.5 million on income before income taxes of $192.3 million, compared to a provision of $63.8 million on income before income taxes of $196.3 million in the same period in 2016.

The income tax provision in the first nine months of 2017 was $115.8 million on income before taxes of $377.2 million, compared to a provision of $91.9 million on income before income taxes of $389.1 million in the same period in 2016.

Balance Sheet
At September 30, 2017, cash, cash equivalents and marketable securities totaled $705.0 million, compared to $1.10 billion at December 31, 2016 and $894.6 million at September 30, 2016. Total debt was $2.10 billion at September 30, 2017, compared to $1.69 billion at December 31, 2016.

Share Repurchase Program and Common Stock Dividend
During the third quarter of 2017, the company repurchased 4.7 million shares of its common stock at an aggregate cost of $101.0 million and an average price of $21.69 per share, including fees. During the first nine months of 2017, the company repurchased 9.4 million shares of its common stock at an aggregate cost of $216.0 million and an average price of $22.92 per share, including fees.

During the third quarter of 2017, the company declared and paid a common stock cash dividend of $0.18 per share, for a total of $69.8 million.

For further information regarding the company's financial results as well as certain non-GAAP measures and the reconciliation thereof, please refer to pages 18 and 19 of the earnings materials filed on Form 8-K here with and available on our website, www.interpublic.com.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

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About Interpublic
Interpublic is one of the world's leading organizations of advertising agencies and marketing services companies. Major global brands include Craft, FCB (Foote, Cone & Belding), FutureBrand, Golin, Huge, Initiative, Jack Morton Worldwide, MAGNA, McCann, Momentum, MRM//McCann, MullenLowe Group, Octagon, R/GA, UM and Weber Shandwick. Other leading brands include Avrett Free Ginsberg, Campbell Ewald, Carmichael Lynch, Deutsch, Hill Holliday, ID Media and The Martin Agency. For more information, please visit www.interpublic.com.

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Contact Information
Tom Cunningham
(Press)
(212) 704-1326

Jerry Leshne
(Analysts, Investors)
(212) 704-1439

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Cautionary Statement

This release contains forward-looking statements. Statements in this release that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

•	potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;

•	our ability to attract new clients and retain existing clients;

•	our ability to retain and attract key employees;

•	risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;

•	potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;

•
risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and

•	developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS THIRD QUARTER REPORT 2017 AND 2016 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three Months Ended September 30,
	2017	2016	Fav. (Unfav.) % Variance
Revenue:
United States	$1,156.0	$1,165.9	(0.8)%
International	746.6	756.3	(1.3)%
Total Revenue	1,902.6	1,922.2	(1.0)%

Operating Expenses:
Salaries and Related Expenses	1,227.6	1,228.0	0.0%
Office and General Expenses	455.9	486.2	6.2%
Total Operating Expenses	1,683.5	1,714.2	1.8%
Operating Income	219.1	208.0	5.3%
Operating Margin %	11.5%	10.8%

Expenses and Other Income:
Interest Expense	(21.0)	(21.7)
Interest Income	4.1	4.7
Other (Expense) Income, Net	(9.9)	5.3
Total (Expenses) and Other Income	(26.8)	(11.7)

Income Before Income Taxes	192.3	196.3
Provision for Income Taxes	42.5	63.8
Income of Consolidated Companies	149.8	132.5
Equity in Net (Loss) Income of Unconsolidated Affiliates	(1.0)	0.2
Net Income	148.8	132.7
Net Income Attributable to Noncontrolling Interests	(2.6)	(4.1)
Net Income Available to IPG Common Stockholders	$146.2	$128.6

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.38	$0.32
Diluted	$0.37	$0.32

Weighted-Average Number of Common Shares Outstanding:
Basic	389.5	397.7
Diluted	397.2	407.9

Dividends Declared Per Common Share	$0.18	$0.15

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS THIRD QUARTER REPORT 2017 AND 2016 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Nine Months Ended September 30,
	2017	2016	Fav. (Unfav.) % Variance
Revenue:
United States	$3,428.3	$3,426.2	0.1%
International	2,113.1	2,155.9	(2.0)%
Total Revenue	5,541.4	5,582.1	(0.7)%

Operating Expenses:
Salaries and Related Expenses	3,742.3	3,726.3	(0.4)%
Office and General Expenses	1,343.8	1,400.5	4.0%
Total Operating Expenses	5,086.1	5,126.8	0.8%
Operating Income	455.3	455.3	0.0%
Operating Margin %	8.2%	8.2%

Expenses and Other Income:
Interest Expense	(67.6)	(68.8)
Interest Income	14.0	16.1
Other Expense, Net	(24.5)	(13.5)
Total (Expenses) and Other Income	(78.1)	(66.2)

Income Before Income Taxes	377.2	389.1
Provision for Income Taxes	115.8	91.9
Income of Consolidated Companies	261.4	297.2
Equity in Net Income (Loss) of Unconsolidated Affiliates	0.1	(1.6)
Net Income	261.5	295.6
Net Loss (Income) Attributable to Noncontrolling Interests	0.9	(4.7)
Net Income Available to IPG Common Stockholders	$262.4	$290.9

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.67	$0.73
Diluted	$0.66	$0.71

Weighted-Average Number of Common Shares Outstanding:
Basic	391.2	399.5
Diluted	398.6	408.8

Dividends Declared Per Common Share	$0.54	$0.45

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED NON-GAAP RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three Months Ended September 30, 2017
	As Reported	Net Losses on Sales of Businesses [1]	U.S. Federal Tax Credits	Adjusted Results
Income Before Income Taxes	$192.3	$(8.7)		$201.0
Provision for Income Taxes	42.5	1.7	$31.2	75.4
Effective Tax Rate	22.1%			37.5%
Equity in Net Loss of Unconsolidated Affiliates	(1.0)			(1.0)
Net Income Attributable to Noncontrolling Interests	(2.6)			(2.6)
Net Income Available to IPG Common Stockholders	$146.2	$(7.0)	$31.2	$122.0

Weighted-Average Number of Common Shares Outstanding - Basic	389.5			389.5
Dilutive effect of stock options and restricted shares	7.7			7.7
Weighted-Average Number of Common Shares Outstanding - Diluted	397.2			397.2

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.38	$(0.02)	$0.08	$0.31
Diluted	$0.37	$(0.02)	$0.08	$0.31

[1] Includes losses on completed dispositions and the classification of certain assets as held for sale.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED NON-GAAP RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)

	Nine Months Ended September 30, 2017
	As Reported	Net Losses on Sales of Businesses [1]	U.S. Federal Tax Credits	Adjusted Results
Income Before Income Taxes	$377.2	$(20.9)		$398.1
Provision for Income Taxes	115.8	1.7	$31.2	148.7
Effective Tax Rate	30.7%			37.4%
Equity in Net Income of Unconsolidated Affiliates	0.1			0.1
Net Loss Attributable to Noncontrolling Interests	0.9			0.9
Net Income Available to IPG Common Stockholders	$262.4	$(19.2)	$31.2	$250.4

Weighted-Average Number of Common Shares Outstanding - Basic	391.2			391.2
Dilutive effect of stock options and restricted shares	7.4			7.4
Weighted-Average Number of Common Shares Outstanding - Diluted	398.6			398.6

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.67	$(0.05)	$0.08	$0.64
Diluted	$0.66	$(0.05)	$0.08	$0.63

[1] Includes losses on completed dispositions and the classification of certain assets as held for sale.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED NON-GAAP RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three Months Ended September 30, 2016
	As Reported	Gain on Sale of Business	Adjusted Results [1]
Income Before Income Taxes	$196.3	$3.9	$192.4
Provision for Income Taxes	63.8		63.8
Effective Tax Rate	32.5%		33.2%
Equity in Net Income of Unconsolidated Affiliates	0.2		0.2
Net Income Attributable to Noncontrolling Interests	(4.1)		(4.1)
Net Income Available to IPG Common Stockholders	$128.6	$3.9	$124.7

Weighted-Average Number of Common Shares Outstanding - Basic	397.7		397.7
Dilutive effect of stock options and restricted shares	10.2		10.2
Weighted-Average Number of Common Shares Outstanding - Diluted	407.9		407.9

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.32	$0.01	$0.31
Diluted	$0.32	$0.01	$0.31

[1] The effect of the adoption of the Financial Accounting Standards Board Accounting Standards Update 2016-09, which was previously included in this table in 2016, has now been removed as the effect of the adoption is reflected in both periods.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED NON-GAAP RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)

	Nine Months Ended September 30, 2016
	As Reported	Net Losses on Sales of Businesses	Valuation Allowance Reversals	Settlement of Certain Tax Positions	Adjusted Results [1]
Income Before Income Taxes	$389.1	$(16.1)			$405.2
Provision for Income Taxes	91.9	0.4	$12.2	$23.4	127.9
Effective Tax Rate	23.6%				31.6%
Equity in Net Loss of Unconsolidated Affiliates	(1.6)				(1.6)
Net Income Attributable to Noncontrolling Interests	(4.7)				(4.7)
Net Income Available to IPG Common Stockholders	$290.9	$(15.7)	$12.2	$23.4	$271.0

Weighted-Average Number of Common Shares Outstanding - Basic	399.5				399.5
Dilutive effect of stock options and restricted shares	9.3				9.3
Weighted-Average Number of Common Shares Outstanding - Diluted	408.8				408.8

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.73	$(0.04)	$0.03	$0.06	$0.68
Diluted	$0.71	$(0.04)	$0.03	$0.06	$0.66

[1] The effect of the adoption of the Financial Accounting Standards Board Accounting Standards Update 2016-09, which was previously included in this table in 2016, has now been removed as the effect of the adoption is reflected in both periods.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax